Exhibit 10.9

No.                         Warrant to Purchase _________ shares of Common Stock

                         ASTRALIS PHARMACEUTICALS, LTD.
                            (A Colorado Corporation)

                          Common Stock Purchase Warrant

                                November 13, 2001

      NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.

      THIS CERTIFIES THAT ___________ (hereinafter sometimes called the "Holder"), is entitled to purchase from Astralis Pharmaceuticals, Ltd., a Colorado corporation (the "Company"), at the price and during the period hereinafter specified, up to _________ shares of the Company's common stock, par value $.0001 per share (the "Common Stock").

      Holder hereby acknowledges that pursuant to Paragraph 6 below, Holder may be required to purchase up to _________ shares of Common stock at the Purchase Price provided for herein.

      This Warrant, together with warrants of like tenor, is subject to adjustment in accordance with Paragraph 8 of this Warrant.

      1. The rights represented by this Warrant shall be exercisable, at any time commencing on November 13, 2001 (the "Closing Date") and expiring at 5:00 p.m. eastern standard time on November 13, 2006 (the "Exercise Period") at a purchase price of $1.60 per share (the "Exercise Price"), subject to the "Put Right" provisions of Paragraph 6 and adjustment in accordance with Paragraph 8. After the Exercise Period ends the Holder shall have no right to purchase any shares of Common Stock underlying this Warrant.

      2. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and

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(ii)  payment to the Company of the  Exercise  Price for the number of shares of
Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been ___ exercised. ___ The Holder shall be entitled to exercise the Warrant notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et. seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the exercise of the Warrant. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

      3. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the 1933 Act nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering this Warrant for cancellation at the office or agency of the Company referred to in Paragraph 2 hereof, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Paragraph 3 and that such transfer does not violate the 1933 Act or such state securities laws. Subject to compliance with the foregoing, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon the surrender of this Warrant at the principal office of the Company or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of the assignment form attached hereto, duly executed by the Holder. Upon such surrender, the Company shall, subject to this Section, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor, a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall be properly cancelled. A Warrant, if properly assigned in compliance with this Section, may be exercised by the Holder for purchase of shares of Common Stock without having a new Warrant issued.

      4. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the Holder thereof. The Company further covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. The Company shall pay all reasonable expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the Warrant.

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      5. The Warrant  shall not  entitle  the Holder to any  rights,  including, without limitation, voting rights, as a stockholder of the Company.

      6. Commencing on November 13, 2003 and until November 13, 2006 (the "Put Exercise Period"), this Warrant may be called for exercise in whole or in part at the option of the Company for the Purchase Price provided for herein (the "Put Right").

            a. The Put Right may be exercised by the Company by the giving to the Holder a written notice of exercise ("Put Notice") during the Put Exercise Period in relation to all or a portion of any Warrants granted hereby that, as of the Put Exercise Period, have not been exercised by the Holder.

            b. Payment by the Holder in relation to a Put Notice must be made within fourteen (14) business days after receipt of a Put Notice. Payment will be made against the delivery to the Holder of the Common Stock subject of the Put Right.

            c. The Company may not give the Holder a Put Notice unless the shares of Common Stock underlying this Warrant are subject of an effective registration statement under the 1933 Act.

            d. After 5:00 p.m. eastern standard time on November 13, 2006, the Holder shall have no rights with respect to this Warrant.

      7. If, at any time during the term of this Warrant, the Company should file a registration statement with the Securities and Exchange Commission under the 1933 Act (other than in connection with a merger or other business combination transaction or pursuant to Form S-8), it will give written notice at least twenty (20) calendar days prior to the filing of each such registration statement to the Holder of its intention to do so. If the Holder notifies the Company within fifteen (15) calendar days after receipt of any such notice of the Holder's desire to include any shares underlying this Warrant in such proposed registration statement, the Company shall afford the Holder the opportunity to have any such shares registered under such registration statement. Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given written notice to the Holder (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof. The managing underwriter of an offering to which the above "piggyback rights" apply may, in good faith and for valid business reasons, cause a delay in the sale of the shares of Common Stock underlying this Warrant, a period of up to one hundred and eighty (180) days from the effective date of such registration statement. The Company shall use its "best efforts" to have any registration statement declared effective at the earliest possible time, and shall furnish the Holder desiring to sell the shares underlying this Warrants such number of prospectuses as shall reasonably be requested. Written notice shall be deemed to have been duly given as follows: (i) if delivered in person or by messenger or an overnight courier service against receipt, notice shall be deemed to be given on the date of receipt; (ii) if sent by certified or registered mail, postage paid, return receipt requested, five (5) business days after such notice is sent; and (iii) if sent by telegram, facsimile, telex or similar means, provided that a copy thereof is sent on


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

the same day by postage paid first-class mail, the business day next following the date such notice is sent.

      8. The Exercise Price and Exercise Period in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

            a.  If  the  Company   shall  (i)  declare  a  dividend  or  make  a
distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.

            b. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Paragraph 8a. above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            c. Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

            d. The Company may, but under no circumstances is obligated to, modify the terms of this Warrant to provide for an earlier commencement of the Exercise Period, or to extend the Exercise Period or to lower the Exercise Price, at any time prior to the expiration of this Warrant.

            e. The adjustments required by this Section 8 shall be made whenever and as often as any specified event requiring and adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

            f.  In  computing   adjustment  under  this  Section  8,  fractional
interests in Common Stock shall be taken into account to the nearest 1/10 of a share.

            g. In case the  Company  shall  consolidate  or merge  with  another


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

corporation (where the Company is not the surviving corporation or where there is a change in the distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its assets to another corporation, pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received or distributed to the holders of the Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon or as a result of such consolidation, merger or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In the case of any such consolidation, merger or disposition of assets, the successor or acquiring corporation (if other than the Company) may assume the due and punctual observance and performance of each and every covenant of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate.

      9 This Agreement shall be governed by and in accordance with the laws of the State of Delaware.

      10. Whenever the number of shares or Common Stock for which this Warrant is exercisable, or whenever the Exercise Price shall be adjusted pursuant to
Section 8, the Company shall forthwith prepare a certificate to be executed by and officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing, if applicable, the number and kind of and other shares of common stock or Other Property for which this Warrant is exercisable, and any change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with this Section 9.

      Any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

      If to the Company:           Astralis Pharmaceuticals, Ltd
                                   135 Columbia Turnpike, Suite 301
                                   Florham Park, New Jersey 07932

      If to the Holder:


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

      The Company or the Holder may change the foregoing address by notice given pursuant to this Section.

      11. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgements, suits, claims, reasonable attorney's fees, expenses and disbursements of any kind which may be imposed upon, incurred by, or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any respect any of its covenants, agreements, undertakings, or obligations set forth in this Warrant.

      12. The Holder, in addition to being entitled to exercise all rights granted by law, including the recovery of damages, will be entitled to specific performance of the Holder's rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance.

      13. Subject to the provisions of Section 3, this Warrant and the rights evidenced hereby, shall inure to the benefit and be binding upon the successors of the Company and the successors and assigns of the Holder.

      14. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived upon the mutual written consent of the parties.

      15. Wherever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrants shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

      IN WITNESS WHEREOF, ASTRALIS PHARMACEUTICALS, LTD. has caused this Warrant to be signed by its duly authorized officer as of the date set forth on the first page hereof.

                                       ASTRALIS PHARMACEUTICALS, LTD.

                                       By: _______________________________
                                           Michael Ajnsztajn
                                           President

AGRRED AND ACCEPTED

HOLDER
_________________________


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

                                  EXERCISE FORM

                          To Be Executed by the Holder
                          in Order to Exercise Warrant

      The undersigned Holder hereby irrevocably elects to exercise this Warrant and to purchase _____ shares of the Company's Common Stock issuable upon the exercise of such Warrant, and requests that certificates for such securities shall be issued in name of:

      ___________________________________________________________________

      ___________________________________________________________________
      (please print or type name and address)

      ___________________________________________________________________
      (please insert social security or other identifying number)

and be delivered:

      ___________________________________________________________________

      ___________________________________________________________________
      (please print or type name and address)

      ___________________________________________________________________
      (please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such shares be registered in the name of, and delivered to, the Holder.


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

                                 ASSIGMENT FORM

      FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below, all of the rights of the undersigned granted pursuant to this Warrant, with respect to the number of shares of Common Stock set forth below:

    Name and Address of Assignee            Number of Shares of Common Stock
    ----------------------------            --------------------------------

and does hereby irrevocably constitute and appoint ____________________ attorney-in-fact to register such transfer on the books of Astralis Pharmaceuticals, Ltd. maintained for the purpose, with full power of substitution in the premises.

Dated: _________________                    Print Name: ________________________

       Signature: _____________________________

       Witness: _______________________________

PLEASE NOTE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


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